                                                                    Exhibit 10.1


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--------------------------------------------------------------------------------



                           SPECTRUMEDIX CORPORATION



                         SECURITIES PURCHASE AGREEMENT


                           Dated as of July 9, 2001




                              6% Convertible Note
                               Due July 9, 2004


                                6% Secured Note
                               Due July 9, 2004

                                      and

                           Series C Preferred Stock
                              Warrant to Purchase
                       22,220,113 shares of Common Stock

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                           Page
SECTION 1.   DESCRIPTION OF NOTES...................................................................        1

     1.1.    Loan...................................................................................        1

     1.2.    Closing Date...........................................................................        2

SECTION 2.   DESCRIPTION OF PURCHASER STOCK AND WARRANT.............................................        2

     2.1.    Purchase...............................................................................        2

     2.2.    Closing Date...........................................................................        2

SECTION 3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................        2

     3.1.    Corporate Organization and Authority...................................................        2

     3.2.    Subsidiaries...........................................................................        2

     3.3.    Capitalization.........................................................................        2

     3.4.    Authority and Approval.................................................................        3

     3.5.    Approvals and Consents; Noncontravention; No Violations; Permits.......................        3

     3.6.    Patents................................................................................        4

     3.7.    Financial Statements...................................................................        4

     3.8.    No Change..............................................................................        5

SECTION 4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER........................................        5

     4.1.    Authority and Approval.................................................................        5

     4.2.    No Public Offering.....................................................................        5

SECTION 5.   CLOSING DELIVERIES FOR LOAN AND PURCHASE OF PURCHASER STOCK............................        6

     5.1.    Certificate of Amendment...............................................................        6

     5.2.    Purchaser Stock and Notes..............................................................        6

     5.3.    Security Documents.....................................................................        6

     5.4.    Satisfactory Proceedings...............................................................        6

SECTION 6.   THE NOTES..............................................................................        7

     6.1.    Registration of Notes..................................................................        7

     6.2.    Transfer and Exchange..................................................................        7

     6.3.    Replacement Notes......................................................................        7

     6.4.    Cancellation...........................................................................        7

SECTION 7.   AMENDMENTS, WAIVERS AND CONSENTS.......................................................        8

                                TABLE OF CONTENTS
                                   (continued)

     7.1.    Consent Required.......................................................................        8

     7.2.    Effect of Amendment or Waiver..........................................................        8

SECTION 8.   INTERPRETATION OF AGREEMENTS; DEFINITIONS..............................................        8

     8.1.    Definitions............................................................................        8

     8.2.    Notices................................................................................       10

     8.3.    Successors and Assigns; Assignment.....................................................       10

     8.4.    Severability...........................................................................       10

     8.5.    Governing Law; Consent to Jurisdiction and Venue.......................................       11

     8.6.    Mutual Waiver of Jury Trial............................................................       11

     8.7.    Captions...............................................................................       12

                                   EXHIBITS

Exhibit A         -        Form of 6% Secured Note
Exhibit B         -        Form of 6% Convertible Note
Exhibit C         -        Form of Security Agreement
Exhibit D         -        Form of Warrant
Exhibit E         -        Form of Certificate of Amendment

                           SPECTRUMEDIX CORPORATION
                            2124 Old Gatesburg Road
                       State College, Pennsylvania 16803



                         SECURITIES PURCHASE AGREEMENT

                           Dated as of July 9, 2001


                              6% Convertible Note
                               Due July 9, 2004

                                6% Secured Note
                               Due July 9, 2004

                           Series C Preferred Stock
                              Warrant to Purchase
                       22,220,113 shares of Common Stock


I. REICH FAMILY LIMITED PARTNERSHIP
162 West 94/th/ Street
New York, New York 10025

Ladies and Gentlemen:

           The undersigned, SpectruMedix Corporation, a Delaware corporation (the "Company"), hereby agrees with the I. Reich Family Limited Partnership, a Delaware limited partnership (the "Purchaser") as follows:

SECTION 1. DESCRIPTION OF NOTES.
           --------------------

           1.1.  Loan.  Subject to the terms and conditions of this Securities
                 ----
Purchase Agreement (this "Agreement"), on the Closing Date, the Company will authorize the issuance and sale to the Purchaser of (a) the Company's 6% Secured Note due July 9, 2004 in the principal amount of six hundred thousand dollars ($600,000) in the form attached hereto as Exhibit A (the "Secured Note"), and
                                          ---------
(b) the Company's 6% Convertible Note due July 9, 2004 in the principal amount of three hundred thousand dollars ($300,000) in the form attached hereto as Exhibit B (the "Convertible Note," and together with the Secured Note, the
---------
"Notes"). The aggregate proceeds of the rate of the Notes in hereinafter referred to as the "Loan."

           The obligations under the Secured Note shall be secured by a valid, perfected and enforceable Lien on and security interest in the Collateral described in the Security Agreement in the form attached hereto as Exhibit C and
                                                                   ---------
shall be entitled to the benefits thereof.

           1.2. Closing Date.  Subject to the terms and conditions hereof, the
                ------------
Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, on the Closing Date, the Notes for an aggregate price of nine hundred thousand dollars ($900,000). Delivery of the Notes will be made at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, New York, New York, against payment therefor by certified check, on July 9, 2001, or such other date and time as shall be mutually agreed upon (the "Closing Date").

SECTION 2. DESCRIPTION OF PURCHASER STOCK AND WARRANT
           ------------------------------------------

           2.1. Purchase. Subject to the terms and conditions of this Agreement,
                --------
on the Closing Date, the Company shall have duly authorized the issuance and sale to the Purchaser of (a) 100 shares of Series C Preferred Stock for the purchase price of one thousand dollars ($1,000) per share, and (b) a warrant to purchase 22,220,113 shares of Common Stock in the form attached hereto as Exhibit D (the "Warrant") for an aggregate purchase price of one hundred
---------
thousand dollars ($100,000).

           2.2. Closing Date. Subject to the terms and conditions hereof, the
                ------------
Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, on the Closing Date, the Purchaser Stock and the Warrant for an aggregate purchase price of one hundred thousand dollars ($100,000). Delivery of the Purchaser Stock and the Warrant will be made at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, New York, New York, against payment therefor by certified check on July 9, 2001, or such other date and time as shall be mutually agreed upon by the Company and the Purchaser. The Purchaser Stock and the Warrant delivered to the Purchaser on the Closing Date will be delivered to the Purchaser in the form of a single certificate issued in the Purchaser's name and a single warrant issued in the Purchaser's name.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
           ---------------------------------------------

           The Company hereby represents and warrants to the Purchaser as follows:

           3.1. Corporate Organization and Authority.  The Company (a) is a
                ------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) has all requisite corporate power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted; and (c) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary.

           3.2. Subsidiaries.  The Company has no Subsidiaries.
                ------------

           3.3. Capitalization.
                --------------

                (a) Schedule 3(a) hereto sets forth as of the date hereof the Company's authorized capital stock, indicating the number of shares issued, outstanding and reserved for issuance. All of the outstanding shares of capital stock of the Company have been duly authorized, and upon the issuance of the Purchaser Stock, the Purchaser Stock will be authorized and validly issued, fully paid and nonassessable, free of preemptive rights, except as set forth in Schedule 3(a), and have been offered and issued without violation of the Securities Act or any applicable state securities or blue sky law or any preemptive rights of any Person, except as set forth on Schedule 3(a). Schedule 3(a) hereto accurately sets forth, as of the date hereof, the number of issued and outstanding shares of each of the Company's classes of capital stock held by each Person.

          (b) Except as disclosed on Schedule 3(a) hereto other than in connection with the Agreement, the Notes, the Purchaser Stock and the transactions contemplated thereby: (i) there are no issued or outstanding securities that are convertible into or exchangeable for shares of the Company's capital stock ("Convertible Securities"); (ii) there are no issued or outstanding subscriptions, options, warrants or other rights to purchase or acquire any shares of the capital stock of the Company or any Convertible Securities ("Option Rights"); (iii) no securities holder of the Company is a party to any voting agreement, voting trust, irrevocable proxy or other agreement affecting the voting rights of any shares of the Company's capital stock; (iv) there are no outstanding debt securities of the Company that provide the holders thereof with voting rights; and (v) no shares of Common Stock are issuable upon the exercise of any outstanding convertible securities or option rights of the Company and no additional shares of Common Stock will become issuable upon exercise of such convertible securities or option on account of the issuance of the Notes or the Shares.

          (c) Upon the filing of the Certificates, the Company will have authorized and reserved shares of Common Stock for issuance upon conversion of the Note, the Series C Preferred Stock and the Warrant. When issued, such Common Stock will be validly issued, fully paid and nonassessable and not subject to preemptive (or similar) rights, except such rights as shall have been waived by the applicable holder thereof.

     3.4. Authority and Approval.  The Company has the corporate power and
          ----------------------
authority to execute, deliver and perform the Agreement and the other Basic Documents and to issue the Notes and the Purchaser Stock and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of the Agreement, the other Transaction Documents, the issuance of the Purchaser Stock, and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate and stockholder action on the part of the Company and its stockholders. Each of the Agreement, the other Transaction Documents and the Notes constitutes the valid and binding agreement or obligation, as the case may be, of the Company, in each case enforceable in accordance with its terms.

     3.5. Approvals and Consents; Noncontravention; No Violations; Permits.
          ----------------------------------------------------------------

          (a) No consent or approval of any governmental or administrative agency or authority is required or necessary to be obtained by the Company for the execution, delivery or performance of the Agreement and the other Transaction Documents and the issuance of the Notes or the Purchaser Stock or the consummation by the Company of the transactions contemplated thereby.

          (b) No consent, approval or waiver by any Person under any contract, agreement, indenture, lease, instrument or other document or obligation to which the Company is a party or by which any of them is bound is required or necessary for the execution, delivery and performance of the Agreement and the other Transaction Documents, the issuance of the Notes or the Purchaser Stock by the Company or the consummation by the Company of the transactions contemplated thereby.

          (c) None of the execution, delivery and performance of the Agreement and the other Transaction Documents, the issuance and sale of the Notes or the Purchaser Stock, or the consummation by the Company of the transactions contemplated thereby will (i) violate or conflict with the certificate of incorporation or bylaws of the Company, (ii) violate or conflict with any law, regulation, order, judgment, award, administrative interpretation, injunction, writ or decree applicable to the Company, or by which it or any of its property or assets is bound, (iii) violate or conflict with, result in a breach of, result in or permit the acceleration or termination of or constitute a default under (whether with notice or lapse of time, or both) any material agreement, instrument, indenture, mortgage, lien, lease or other contract to which the Company is a party or by which it or any of its property or assets is bound or
(iv) result in the creation of any Lien on any of the property or assets of the Company.

     3.6. Patents.  Schedule 3.6 contains a list of all material items of
          -------
intellectual property, including all patents, patent rights, trademark rights, trade names, trade name rights, domain names, service marks, copyrights, licenses and other proprietary rights material to the business or operations of the Company (collectively, "Intellectual Property"). Except as indicated in
Schedule 3.6, the Company owns, or has a valid license to use, such Intellectual Property in the manner currently used by the Company. The Intellectual Property listed on Schedule 3.6 is valid and the Company has received no challenges to the validity thereof. The Company is not infringing upon or in violation of the Intellectual Property rights of any other Person. To the best of the Company's knowledge, none of the Intellectual Property set forth in Schedule 3.6 is being infringed upon by any Person or is otherwise used or available for use by any Person other than the Company. The Intellectual Property listed in Schedule 3.6 comprises all of the Intellectual Property required to operate the business of the Company as currently being conducted.

     3.7. Financial Statements.  Except for the Form 10-K due June 30, 2001, the
          --------------------
Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission ("SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement (collectively, the "SEC Filings"). As of their respective filing dates (or, if amended, when amended), the SEC Filings complied with the requirements of the Exchange Act and were complete and correct in all material respects. The financial statements of the Company included in the Form 10-K and Form 10-Q dated March 31, 2001 (the "Form 10-Q") comply in all respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") and fairly present the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments and the absence of complete footnotes).

Except as and to the extent reflected in the Financial Statements, the Company did not have, as of the date of the Financial Statements, any liabilities or obligations (other than obligations of continued performance under contracts and other commitments and arrangements entered into in the ordinary course of business) which GAAP would require the Company to reflect in the Financial Statements. There have not been any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not had a material adverse effect.

           3.8.  No Change.  Subsequent to the date of filing of the Form 10-Q,
                 ---------
there has not been, except as set forth on the Form 10-Q or previously disclosed to the Purchaser (i) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company (not including reductions in the cash position of the Company in the ordinary course consistent with past practices since the date of the Form 10-Q), (ii) any transaction that is material to the Company, (iii) any obligation, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company, except the incurrence of trade debt and obligations incurred in the ordinary course consistent with past practices, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (vi) any default in the payment of principal of or interest on any outstanding debt obligations, or (vii) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.
           -----------------------------------------------

           The purchaser represents to the company that the following representations and warranties are true and correct as of the date hereof:

           4.1.  Authority and Approval. The Purchaser has all necessary power
                 ----------------------
and authority and has taken all necessary partnership action required for the due authorization, execution, delivery and performance of this Agreement and the Transaction Documents. The execution, delivery and performance of this Agreement and the Transaction Documents will not violate or conflict with the organizational documents of the Purchaser or any agreement, contract or other instrument to which the Purchaser is a party. This Agreement and the Transaction Documents to which the Purchaser is a party constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms.

           4.2.  No Public Offering.  (a)  The Purchaser has been advised and
                 ------------------
understands that the offering and sale of the Note and the Purchaser Stock has not been registered under the Securities Act, on the grounds that no distribution or public offering of the Note or the Purchaser Stock is to be effected and that, in connection therewith, the Company is relying on the representations of the Purchaser contained in this Section 4.

                 (b) The Purchaser has been further advised and understands that no public market now exists for any of the securities being issued to the Purchaser pursuant to this agreement, and that a public market may never exist for the Notes or the Purchaser Stock.

                 (c) The Purchaser is purchasing the Notes and the Purchaser Stock for investment purposes, for its own account and not with a view to, or for sale in connection with, any distribution thereof in violation of federal or state securities laws.

                 (d) By reason of its business or financial experience, the Purchaser has the capacity to evaluate an investment in the Notes and the Purchaser Stock.

                 (e) The Purchaser has been offered the opportunity to ask questions of representatives of the Company and believes that it has acquired sufficient information about the Company to reach an informed and knowledgeable decision about an investment in the Notes and the Purchaser Stock.

                 (f) Other than the Purchaser, no person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Purchaser.

                 (g) The Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act.

SECTION 5. CLOSING DELIVERIES FOR LOAN AND PURCHASE OF PURCHASER STOCK.
           -----------------------------------------------------------

           The Purchaser's obligation to purchase the Notes and the Purchaser Stock on the Closing Date shall be subject to the performance by the Company of its agreements hereunder which by the terms hereof are to be performed at or prior to the time of delivery of the Notes and the certificate representing the Purchaser Stock, and to the following deliveries:

           5.1.  Certificate of Amendment.  The Company's Board of Directors
                 ------------------------
shall have approved and adopted the certificate of amendment to the certificate of incorporation of the Company designating the Series C Preferred Stock, in the form attached as Exhibit C hereto (the "Certificate"), the Certificate shall
                 ---------
have been filed with the Secretary of State of the State of Delaware and the Certificate shall have become effective, in each case, in compliance with all relevant provisions of the Delaware General Corporation Law.

           5.2.  Purchaser Stock and Notes.  The Purchaser shall have received
                 -------------------------
the Purchaser Stock and the Notes.

           5.3.  Security Documents.  The Company shall have duly executed and
                 ------------------
delivered a Security Agreement, substantially in the form of Exhibit D,
                                                             ---------
financing statements pursuant to the Uniform Commercial Code and other documents, all in form and substance satisfactory to the Purchaser, as may be required by the Purchaser to grant to the Purchaser a valid, perfected and enforceable first priority Lien on, and security interest in, the Collateral.

           5.4.  Satisfactory Proceedings.  The Purchaser shall have received a
                 ------------------------
copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions, which shall be reasonably satisfactory in form and substance to the Purchaser, including an opinion of counsel to the Company satisfactory to the Purchaser.

SECTION 6. THE NOTES.
           ---------

           6.1.  Registration of Notes.  The Company shall cause to be kept at
                 ---------------------
its principal office a register for the registration and transfer of the Notes, and the Company will register or cause to be registered, as hereinafter provided and under such reasonable regulations as it may prescribe, the Notes issued pursuant to this Agreement.

           6.2.  Transfer and Exchange.  The Notes shall not be sold or
                 ---------------------
transferred unless either (a) they first shall have been registered under the Securities Act or (b) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. When a Note is presented to the Company with a request to register a transfer thereof, the Company shall register the transfer as requested, and, when Notes are presented to the Company with a request to exchange them for an equal principal amount of Notes of the authorized denominations, the Company shall make the exchange as requested; provided that
                                                                 --------
every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and duly executed by the Holder thereof or his attorney duly authorized in writing. Any exchange or transfer shall be without charge. Prior to due presentment for registration of transfer of any Note, the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary.

           6.3.  Replacement Notes.  Upon receipt of evidence satisfactory to
                 -----------------
the Company of the loss, theft, mutilation or destruction of any Note, and in the case of any such loss, theft or destruction upon delivery at Holder's expense of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Note, the Company will make and deliver without expense to the holder thereof, a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note; provided, that if the Holder is the owner of any
                             --------
such lost, stolen or destroyed Note, then the affidavit of an authorized signatory on the Holder's behalf, setting forth the fact of loss, theft or destruction and of the Holder's ownership of such Note at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity (or bond) shall be required as a condition to the execution and delivery of a new Note other than the written agreement of the Holder to indemnify the Company for any damages, loss or liability arising out of the issuance of the new Note.

           6.4.  Cancellation.  The Company shall cancel Notes surrendered to it
                 ------------
for transfer, exchange, payment or conversion. The Company may not issue new Notes to replace Notes it has paid or canceled or which have been converted.
All canceled Notes shall be held by the Company and may be destroyed.

SECTION 7. AMENDMENTS, WAIVERS AND CONSENTS.
           --------------------------------

           7.1.  Consent Required.  Any term, covenant, agreement or condition
                 ----------------
of this Agreement may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the Holder's consent; provided, however, that no such waiver, modification, alteration or
         --------  -------
amendment shall be effective with respect to any Note without the prior written consent of the Holder thereof if the effect thereof would be (i) to change the stated maturity of the principal of any Note, (ii) to reduce the principal amount of any Note, (iii) to change the place or currency of payment of any amount payable in respect of any Note or (iv) modify this Section 7.1.

           7.2.  Effect of Amendment or Waiver.  Any such amendment or waiver
                 -----------------------------
shall apply equally to all of the Holders and shall be binding upon them, upon each future Holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

SECTION 8. INTERPRETATION OF AGREEMENTS; DEFINITIONS.
           -----------------------------------------

           8.1.  Definitions.  Unless the context otherwise requires, the terms
                 -----------
hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

           "Affiliate" shall mean any Person (i) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) who is a director or executive officer (as such term is defined in Rule 3b-7 under the Exchange Act) of the Company. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

           "Agreement" shall have the meaning set forth in Section 1.1.

           "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

           "Certificate" shall have the meaning set forth in Section 5.1.

           "Closing Date" shall have the meaning set forth in Section 1.2.

           "Collateral" shall mean all Collateral as such terms are defined in the Security Documents.

           "Common Stock" shall mean the common stock, par value $.00115 per share, of the Company.

           "Company" shall mean SpectruMedix Corporation, a Delaware corporation.

          "Holder" shall mean the Purchaser and/or any of its permitted designees, successors or assigns, in each case who holds any of the Notes; provided, however, that whenever this Agreement requires that any consent of or
--------  -------
communication or other notice be delivered by or to the Holders, consent of and communication or notice by or to any Holder or Holders of 51% or more of the aggregate outstanding principal amount of the Notes shall be deemed effective and conclusive hereunder.

          "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement (excluding deposits constituting a portion of the purchase price of assets acquired in the ordinary course of business), lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

          "Loan" shall have the meaning set forth in Section 1.1.

          "Notes" shall mean the Company's 6% Secured Note due July 9, 2004, substantially in the form of Exhibit A, and the Company's 6% Convertible Note
                             ---------
due July 9, 2004, substantially in the form of Exhibit B.
                                               ---------

          "Person" shall mean any individual, sole proprietorship, joint venture, limited liability company, limited liability partnership, partnership, corporation, trust, association, institution, unincorporated organization or other entity, or a government or agency or political subdivision thereof.

          "Purchaser" shall have the meaning set forth in the first paragraph of this Agreement.

          "Purchaser Stock" shall mean the one hundred (100) shares of Series C Preferred Stock sold to and purchased by the Purchaser pursuant hereto.

          "Security Documents" shall mean the Security Agreement by the Company substantially in the form of Exhibit C and each other agreement or other
                             ---------
instrument now existing or hereafter created providing collateral security for the payment or performance of the Company's obligations hereunder and under the Notes.

          "Series C Preferred Stock" shall mean the Series C preferred stock of the Company, par value $1,000 per share, with the rights and privileges as set forth in the Certificate.

          "Subsidiary" shall mean, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries. The term

"Subsidiary," when used without reference to any party, shall mean a Subsidiary of the Company.

          "Transaction Documents" shall mean this Agreement, the Notes, the Certificate, the Warrant and the Security Documents.

          "Warrant" shall have the meaning set forth in Section 2.1.

          8.2.  Notices.  All notices, demands, requests, or other
                -------
communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), or facsimile transmission, addressed as follows:

          (i)   If to the Purchaser:

                I. Reich Family Limited Partnership
                162 West 94/th/  Street
                New York, New York 10025
                Facsimile: (707) 215-7394

          (ii)  If to the Company, to:

                SpectruMedix Corporation
                2124 Old Gatesburg Road
                State College, Pennsylvania 16803
                Facsimile: (814) 867-4513

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication shall be deemed to have been duly given five business days after being deposited in the mail, postage prepaid, if mailed; when delivered by hand, if personally delivered; or upon receipt, if sent by facsimile (followed by a confirmation copy sent by either overnight or two (2) day courier).

          8.3.  Successors and Assigns; Assignment.  This Agreement shall be
                ----------------------------------
binding upon the Company and its successors and assigns and shall inure to each Holder's benefit and to the benefit of each Holder's successors and assigns.

          8.4.  Severability.  Should any part of this Agreement for any reason
                ------------
be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts, or portion which may, for any reason, be hereafter declared invalid.

          8.5. Governing Law; Consent to Jurisdiction and Venue.  In all
               ------------------------------------------------
respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. EACH OF THE COMPANY AND THE PURCHASERS CONSENTS TO PERSONAL JURISDICTION, WAIVES ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE, IN THE CITY OF NEW YORK, STATE OF NEW YORK. Service of process on the Company or any Holder in any action arising out of or relating to this Agreement shall be effective if mailed to such party in accordance with the procedures and requirements set forth in Section 8.2. Nothing herein shall preclude the Purchaser, any Holder or the Company from bringing suit or taking other legal action in any other jurisdiction.

          8.6. Mutual Waiver of Jury Trial.  BECAUSE DISPUTES ARISING IN
               ---------------------------
CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

          8.7. Captions.  The descriptive headings of the various Sections or
               --------
parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

          The execution hereof by the Purchaser shall constitute a contract between us for the uses and purposes herein above set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.


                                       SPECTRUMEDIX CORPORATION


                                       By: /s/ Stephen Wertheimer
                                          -----------------------------------
                                          Name: Stephen Wertheimer
                                          Title: Secretary & Vice President



Accepted as of July 9, 2001



I. REICH FAMILY LIMITED PARTNERSHIP

By:  I. REICH FAMILY CORPORATION
     Its: General Partner


By: /s/ Ilan Reich
   --------------------------
   Name:  Ilan Reich
   Title: President